UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 15, 2021

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SOUTHWESTERN ENERGY COMPANY
(Exact name of registrant as specified in its charter)

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Delaware	001-08246	71-0205415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive
Spring, TX 77389
(Address of principal executive offices)(Zip Code)

(832) 796-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	SWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 15, 2021, Southwestern Energy Company (the “Company”) announced that Carl Giesler, Jr. has been appointed Executive Vice President and Chief Financial Officer of the Company, effective July 19, 2021.
Mr. Giesler, age 49, has more than 25 years of experience serving in various oil and gas finance, investing and public company executive officer roles. Immediately prior to joining the Company, he served as President and Chief Executive Officer and as a Director of SandRidge Energy, Inc., having been appointed to that position in April 2020. Prior to that, he served as President and Chief Executive Officer and as a Director of Jones Energy, Inc., beginning in 2018. Prior to that, he served as President and Chief Executive Officer and as a Director of Miller Energy Resources, Inc., beginning in 2014.

Mr. Giesler will have an annual base salary of $525,000 and a target bonus of 100% of base salary, prorated in 2021 for the period of his employment. To compensate him in part for long-term incentives forfeited upon his resignation from his current position, he will receive a one-time cash bonus in the amount of $500,000 payable upon the one-year anniversary of the commencement of his employment and a one-time grant of 130,675 shares of common stock of the Company, which will ratably vest annually over three years. The Company also will enter into change-in-control severance and indemnity agreements and provide him with benefits on the same terms as provided to other senior executives. Otherwise, there are no material plans, contracts or other arrangements to which Mr. Giesler is a party or in which he will participate entered into in connection with his employment with, or election as an officer of, the Company. Mr. Giesler does not have any relationships requiring disclosure under Item 401(d) of Regulation S-K or any interests requiring disclosure under Item 404(a) of Regulation S-K.

Michael Hancock, Vice President – Finance & Treasurer, who has served as Chief Financial Officer on an interim basis, will continue as Vice President – Finance & Treasurer.

Item 7.01 Regulation FD Disclosure.
On July 15, 2021, the Company issued a press release regarding Mr. Giesler’s appointment, a copy of which is furnished herewith as Exhibit 99.1. The information in this Item 7.01 and in the press release is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of Section 18, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Descriptions
99.1*	Press release dated July 15, 2021
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)
•Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY
Registrant

Dated: July 15, 2021	By:	/s/ CHRIS LACY
		Name:	Chris Lacy
		Title:	Vice President, General Counsel and Secretary